EXHIBIT 24



                             POWER OF ATTORNEY

      Each of the undersigned Directors of Stanhome Inc. whose signature appears below constitutes and appoints H. L. Tower, Allan G. Keirstead, and Bruce H. Wyatt, each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign an annual report on Form 10-K for the fiscal year ended December 31, 1997 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


 March 4, 1998            By:  /s/ H. L. Tower
                              --------------------------------------------
                               H. L. Tower
                               Chairman of the Board, President and Chief
                               Executive Officer and Director

 March 4, 1998            By:  /s/ Homer G. Perkins
                              --------------------------------------------
                               Homer G. Perkins
                               Director

 March 27, 1998           By:  /s/Allan G. Keirstead
                              --------------------------------------------
                               Allan G. Keirstead
                               Vice Chairman, Executive Vice President and
                               Chief Administrative & Financial Officer and
                               Director

 March 4, 1998            By:  /s/ John F. Cauley
                              --------------------------------------------
                               John F. Cauley
                               Director

 March 4, 1998            By: /s/ Thomas R. Horton
                              --------------------------------------------
                               Thomas R. Horton
                               Director

 March 4, 1998            By: /s/Anne-Lee Verville
                              --------------------------------------------
                               Anne-Lee Verville
                               Director

 March 4, 1998            By: /s/ Judith R. Haberkorn
                              --------------------------------------------
                               Judith R. Haberkorn
                               Director

 March 4, 1998            By: /s/ Charles W. Elliott
                              --------------------------------------------
                               Charles W. Elliott
                               Director

 March 4, 1998            By: /s/ Eugene Freedman
                              --------------------------------------------
                               Eugene Freedman
                               Vice Chairman, Executive Vice President
                               and Director

 March 4, 1998            By: /s/ Jeffrey A. Hutsell
                              --------------------------------------------
                               Jeffrey A. Hutsell
                               Vice President and Director